Exhibit 99.2

Healthier Choices Management Corp. a publicly traded company – (HCMC) www.hcmc1.com June 2017 LD Micro Conference Informational Deck

Safe Harbor Statement  The material contained in this presentation may include statements that are not historical facts and are considered “forward - looking” as defined within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the “safe harbor” created by those sections. These forward - looking statements reflect Healthier Choices Management Corp.’s current views about future events, financial performances, and project development. These “forward - looking” statements are identified by the use of terms and phrases such as “will,” “believe,” “expect,” “plan,” “anticipate,” and similar expressions identifying forward - looking statements. Investors should not rely on forward - looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from Healthier Choices Management Corp.’s expectations. These risk factors include, but are not limited to, the risks and uncertainties identified by Healthier Choices Management Corp. under the headings “Risk Factors” in its latest Annual Report on Form 10 - K. These factors are elaborated upon and other factors may be disclosed from time to time in Healthier Choices Management Corp.’s filings with the Securities and Exchange Commission. Healthier Choices Management Corp. expressly does not undertake any duty to publicly update forward - looking statements.

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HCMC’s Mission Statement  To provide consumers with “Healthier Choices” and alternatives to everyday lifestyle choices.

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Healthier At A Glance

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Currently Healthier - Ada’s Natural Market  FRESH , LOCAL, ORGANIC!  18,000 Sq. Ft. of organic food products serving the Fort Myers, Florida community for decades.

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Ada’s Organic Juice Bar

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Ada’s Green Leaf Cafe  Ada's Green Leaf Cafe and Deli features fresh market prepared fare to dine in or take out .

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New Greenleaf Grill at the Golisano Children’s Hospital  Ada’s Greenleaf Grill is the healthier alternative food choice at the new Golisano Children’s Hospital in Fort Myers, Florida!

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New Greenleaf Grill Opportunities  As a result of the successful opening at the Golisano Childrens’s Hospital, we are currently being considered for other hospital and school facilities.

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HealthyU Wholesale Utilizing large volume buying power, Healthy U Wholesale offers the best vitamins, supplements, and personal care products through the world's largest online commerce platform - Amazon (Prime) - at amazingly competitive pricing for the consumer.

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Also Currently Healthier - The Vape Stores PHE (Public Health England) study reveals that Ecigs and Vaporizers are at least 95% less harmful than traditional combustible cigarettes. (2015) 13 Vape Stores nationwide 9 Vape Stores in Florida Steady customer traffic flow.

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HCMC’s Intellectual Property Suite

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Electronic Cigarette  United States Patent No.: US 9,538,788 B2  Name: Electronic Cigarette  Date of Patent Granted: January 10, 2017

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Significance of Patent  Recent studies have reported that toxic metals are being ingested during the vaping process.  Studies are claiming that these metals are being inhaled as a result of the metalic heating element coming in direct contact with e - liquids, or medicinal marijuana liquid THC, and then being ingested while vaping .

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United States Patent No.: US 9,538,788 B2  Our patent provides for a glass, or other material, bulb housing to be built around the heating element, thereby preventing the e - liquid or liquid THC from coming in direct contact with the heating element .  This patented improvement is expected to prevent the release and ingestion of metal particles from the heating element, from entering the lungs of the user of the vaporizer or electronic cigarette.

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Imitation Nicotine “ Imitine ”  United States Patent No.: US 9,526,270 B2  Name: Synthetic or Imitation Nicotine Compositions, Processes and Methods of Manufacture  Date of Patent Granted: December 27, 2016

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Significance of Patent  Arecoline , the active ingredient in our imitation nicotine, ( Imitine ), is derived from the areca nut.  This organic nicotine “ confuser ” hits the same brain receptors as traditional nicotine derived from tobacco.  We have the opportunity to manufacture, market and sell ourselves in lozenge, vape and gum form, or, to attempt to license this patent.

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Electronic Pipe  United States Publish No.: US 2014/0069444 A1  Name: Electronic Pipe  Provisional Application Date: September 10, 2012

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Significance of Patent  This patent covers vaping units where any leafy substance comes in direct contact with the heating coil, otherwise known as “burners”.  It all provides for a basket which would allow for the only dual “burner”/”baker” product on the market.  We have the ability to produce this product, and/or begin enforcement against current infringers.

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Full Year 2016 Results and Highlights:  During 2016 the company completed the sale of its vape wholesale business, closed underperforming vape stores and, through its wholly owned subsidiary, Healthy Choice Markets, Inc., acquired Ada’s, a natural and organic supermarket.  Net sales from continuing operations for the year ended December 31, 2016 amounted to $10.6 million compared to $5.3 million during the same period in 2015.  Gross margin percent remained strong for the year ending at 50%.  Gross profits from continuing operations increased by approximately $2.1 million for the year resulting in a year - end figure of approximately $5.2 million.

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1 st Quarter 2017 Results:  Adjusted EBITDA improvement of 50%; Year - Over - Year  Gross margin percentage remained strong for the quarter ending at 51%.  Current assets to current liability (cash) ratio over 4.6 to 1 ($11,057,205 vs $2,431,089).  $10.3M derivative liability - Over 87% of the overall company liability is derivative.

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Condensed Consolidated Balance Sheet March 31, 2017 December 31, 2016 (Unaudited) ASSETS CURRENT ASSETS Cash and cash equivalents $ 9,927,137 $ 13,366,272 Other current assets 1,130,068 950,753 TOTAL CURRENT ASSETS 11,057,205 14,317,025 Other assets 2,868,993 2,917,726 TOTAL ASSETS $ 13,926,198 $ 17,234,751 LIABILITIES AND STOCKHOLDERS’ EQUITY CURRENT LIABILITIES Other current liabilities 1,475,916 1,909,126 Derivative liabilities – non consenting warrants 955,173 955,173 Derivative liabilities – consenting warrants 9,354,926 11,912,906 TOTAL CURRENT LIABILITIES 11,786,015 14,777,205 TOTAL STOCKHOLDERS’ EQUITY 2,140,183 2,457,546 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 13,926,198 $ 17,234,751

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Income Statement – Continuing Operations Three Months Ended March 31, 2017 2016 Adjusted EBITDA Loss from operations $ (637,435) $ (1,025,850) Depreciation and amortization 83,543 56,255 Stock compensation 94,036 58,786 Total Adjusted EBITDA $ (459,856) $ (910,809) Three Months Ended March 31, 2017 2016 Total sales, net $ 3,585,990 $ 2,122,660 Total cost of sales 1,760,364 938,043 GROSS PROFIT 1,825,626 1,184,617 . Total operating expenses 2,463,061 2,210,467 LOSS FROM OPERATIONS (637,435) (1,025,850)

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Valuations Book Value Total Assets $13,926,198 + Shareholder Equity $ 2,140,183 – Liabilities (Cash) $ 2,431,089 ---------------- Book Value $13,635,292 ___________________________________________________ Industry Revenue Multiplier* for Similarly Situated Companies – x5.74 Extrapolated Revenue 2017 - $14,343,960 (based on annualized Q1 revenue) Multiplier X 5.74 --------------- $82,334,330 ______________________________________________________________________________________________________ _ *The industry revenue multiplier is based on 8 comparable entities, 3 from within the Vape Industry and 5 from the Organic Grocery Industry. It was derived using the most recent SEC filings for these companies. The basis for calculating the multiplier is the Total Invested Capital (Market Cap + Serviceable Debt where “Serviceable Debt” is defined as an amount of money required to pay the principal and interest on outstanding loans, the interest on bonds or the principal of maturing bonds) divided by the Full Year Revenue. We took the average multiplier for each of these entities, within their specific industry, to formulate an overall average for the multiplier used in our valuation example.

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Valuations *The industry revenue multiplier is based on 8 comparable entities, 3 from within the Vape Industry and 5 from the Organic Grocery Industry. It was derived using the most recent SEC filings for these companies. The basis for calculating the multiplier is the Total Invested Capital (Market Cap + Serviceable Debt where “Serviceable Debt” is defined as an amount of money required to pay the principal and interest on outstanding loans, the interest on bonds or the principal of maturing bonds) divided by the Full Year Revenue. We took the average multiplier for each of these entities, within their specific industry, to formulate an overall average for the multiplier used in our valuation example.

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Why Invest in HCMC Now

 Very well capitalized (especially for our current micro space) - $9.9M cash at the end of Q1 2017  4.6 to 1 ratio on current assets to current liabilities  Significant IP which we are in the process of attempting to monetize  Book Value nearly 5X current market cap  Industry Multiplier value model nearly 30X current market cap  Stock price of .0001

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